BALANCE SHEET DETAILS (Schedule of Inventories) (Details) (USD $)	Dec. 31, 2014		Dec. 31, 2013
Inventories:
Raw materials	$ 4,127,000		$ 3,225,000
Work in process	3,952,000		1,344,000
Finished goods	12,580,000	[1]	18,786,000	[1]
Total Inventory	20,659,000		23,355,000
Finished goods at customer sites	$ 11,600,000		$ 14,700,000

[1]	Includes finished goods at customer sites of approximately $11.6 million and $14.7 million at December 31, 2014 and 2013, respectively, for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer and for which revenue has not yet been recognized.